Exhibit 99.1

At the Company
Kim Hillyer Manager, Communications (402) 827-8654 kim.hillyer@tdameritrade.com	Tim Nowell Director, Investor Relations (402) 597-8440 timothy.nowell@tdameritrade.com
TD AMERITRADE ACHIEVES FIFTH RECORD YEAR
Fourth Quarter EPS up 65% (1)
Pre-Tax Margins Back Above 50%
Fiscal 2008 Guidance Up 20%
OMAHA, Neb., October 23, 2007 – TD AMERITRADE Holding Corporation (NASDAQ: AMTD) has released results for fiscal 2007, a record year that included the largest client account integration in the Company’s history and the launch of the next phase of its asset gathering strategy.
2007 Fiscal Year Highlights(2)
•	Record earnings of $1.06 per diluted share

•	Record net income of $646 million

•	Record pre-tax income of $1.0 billion, or 48 percent of net revenues

•	Record EBITDA of $1.2 billion, or 57 percent

•	Record net revenues of $2.2 billion

•	Return on average equity of 34 percent

•	Average client trades per day of approximately 253,000

•	554,000 new accounts, up 30 percent from fiscal 2006, at an average cost per account of $263
“In 2007 we successfully completed the largest client integration in the history of our industry and continued the implementation of our client segmentation strategy. Over 80 percent of our revenue growth this year was asset-based, and we plan to take that momentum into 2008,” said Joe Moglia, chief executive officer.
September Quarter Highlights(2)
•	Record earnings of $0.33 per diluted share, up 65 percent year over year

•	Record net income of $200 million

•	Record pre-tax income of $311 million, or 54 percent of net revenues

•	Record EBITDA of $359 million, or 62 percent

•	Record net revenues of $575 million

•	Record average client trades per day of approximately 278,000

•	Record client assets of approximately $302.7 billion, including $44.5 billion of client cash and money market funds

•	Liquid assets of $593 million; cash and cash equivalents of $414 million

•	127,000 new accounts at an average cost per account of $241; 6,380,000 Total Accounts; 3,272,000 Qualified Accounts(3)

•	Average client margin balances of approximately $7.8 billion. On Sept. 30, 2007, client margin balances were approximately $7.7 billion.
“Market volatility led to increased client activity, including our largest trading day ever with 505,000 trades,” Moglia continued. “While this certainly helped fuel our record results for the quarter, we were still able to earn approximately 60 percent of our net revenues from asset-based sources and achieve 54 percent pre-tax margins.”
Fiscal 2008 Outlook
The Company has also released its guidance for fiscal 2008 and expects to earn between $1.15 and $1.39 per share, with a midpoint of $1.27. More information is available through the Company’s revised “Outlook Statement,” located in the “Investor” section of its corporate Web site at www.amtd.com.
Stock Buy-back Program
Since the stock buyback program was initiated, through Sept. 30, 2007, the Company has invested approximately $325 million in repurchasing 19 million of the 32 million shares authorized for the program at a weighted average price of $17.10 per share.
Other Corporate Matters
The Company has named Dave Kelley as its chief information officer. Kelley served in a number of technology leadership roles with Merrill Lynch before joining TD AMERITRADE in 2006.
Company Hosts Conference Call
TD AMERITRADE will host its September Quarter conference call this morning, Oct. 23, 2007, at 7:30 a.m. CT. Participants may listen to the call by dialing 800-819-9193 or 913-981-4911 for international participants. The Company will Webcast the call live at www.amtd.com.
As the Company will be discussing a number of financial metrics, participants are encouraged to download the slides associated with the presentation from the Web site before the start of the call. A podcast and an archived version of the presentation, including the materials discussed, will be available following the call.
AMTD-E

About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation, through its brokerage subsidiaries(4) provides a dynamic balance of investment products and services that further the Independent Spirit of individual investors. Listed by Barron’s as the #1 Web browser-based online broker and Forbes as one of America’s best big companies, the Company’s full spectrum of services include a leading active trader program and long-term investor solutions, including a national branch system, as well as relationships with one of the largest networks of independent registered investment advisors.(5) The Company’s common stock trades under the ticker symbol AMTD. For more information, please visit www.amtd.com.
Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any statements regarding financial guidance and future operations are forward-looking statements. These statements reflect only our current expectations or plans and are not guarantees of future performance, results or operations. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, regulatory and legal matters and uncertainties and other risk factors described in our latest Quarterly Report on Form 10-Q and our latest Annual Report on Form 10-K . These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

(1) The 65 percent increase is EPS is based on EPS excluding investment gains/losses. The corresponding GAAP increase in EPS is 57 percent. See the attached reconciliation of non-GAAP financial measures.
(2) See attached reconciliation of non-GAAP financial measures.
(3) Total accounts include all open client accounts (funded and unfunded), except clearing accounts. Qualified accounts include all open client accounts with a total liquidation value greater than or equal to $2,000, except clearing accounts. See Glossary of Terms on the Company’s web site at www.amtd.com for additional information.
(4) TD AMERITRADE, Inc., member FINRA (www.finra.org) /SIPC (www.SIPC.org), receives clearing and custodial services from TD AMERITRADE Clearing, Inc., member FINRA/SIPC. TD AMERITRADE and TD AMERITRADE Clearing, Inc. are subsidiaries of TD AMERITRADE Holding Corporation.
(5) “The Best Web Browser-Based Online Broker” by Barron’s, 3/5/2007 based on Trade Experience, Trading Technology, Usability, Range of Offerings, Research Amenities, Portfolio Analysis & Reports, Customer Service & Access, and Costs. Barron’s is a registered trademark of Dow Jones, L.P. More info on the Forbes award is available at www.forbes.com/platinum.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended			Fiscal Year Ended
	Sept. 30, 2007	June 30, 2007	Sept. 29, 2006	Sept. 30, 2007	Sept. 29, 2006
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$225,803	$199,096	$164,724	$813,786	$738,380

Asset-based revenues:
Interest revenue	260,713	259,254	302,620	1,013,600	1,031,971
Brokerage interest expense	(117,108)	(120,352)	(106,838)	(455,467)	(335,820)

Net interest revenue	143,605	138,902	195,782	558,133	696,151

Money market deposit account fees	135,680	134,646	70,664	535,381	185,014
Investment product fees	62,375	60,650	50,377	232,177	140,699

Total asset-based revenues	341,660	334,198	316,823	1,325,691	1,021,864

Other revenues	7,738	8,513	7,154	37,469	43,287

Net revenues	575,201	541,807	488,701	2,176,946	1,803,531

Expenses:
Employee compensation and benefits	108,395	114,681	103,050	429,820	350,079
Fair value adjustments of compensation-related derivative instruments	(1,442)	(1,274)	(2,963)	(3,193)	(1,715)
Clearing and execution costs	13,166	23,620	22,290	79,681	73,049
Communications	17,680	17,738	18,923	82,173	65,445
Occupancy and equipment costs	19,674	22,247	20,181	84,294	74,638
Depreciation and amortization	7,006	6,068	6,364	26,237	21,199
Amortization of acquired intangible assets	13,625	13,574	13,823	54,469	42,286
Professional services	20,014	17,247	22,079	83,995	87,521
Interest on borrowings	27,396	29,627	33,630	118,173	93,988
Other	8,222	10,717	17,502	46,809	45,383
Advertising	30,558	33,031	34,688	145,666	164,072
Fair value adjustments of investment-related derivative instruments	—	—	—	—	11,703

Total expenses	264,294	287,276	289,567	1,148,124	1,027,648

Income before other income and income taxes	310,907	254,531	199,134	1,028,822	775,883

Other income:
Gain on sale of investments	165	—	2,582	5,881	81,422

Pre-tax income	311,072	254,531	201,716	1,034,703	857,305

Provision for income taxes	110,641	95,833	73,606	388,803	330,546

Net income	$200,431	$158,698	$128,110	$645,900	$526,759

Basic earnings per share	$0.34	$0.27	$0.21	$1.08	$0.97
Diluted earnings per share	$0.33	$0.26	$0.21	$1.06	$0.95

Weighted average shares outstanding – basic	595,516	596,575	609,995	598,503	544,307
Weighted average shares outstanding – diluted	605,283	606,131	619,757	608,263	555,465
Note: Certain revenue reclassifications have been made to prior periods to conform to the current presentation.

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Sept. 30, 2007	Sept. 29, 2006
Assets:
Cash and cash equivalents	$413,787	$363,650
Short-term investments	76,800	65,275
Segregated cash and investments	—	1,561,910
Broker/dealer receivables	6,811,876	4,566,525
Client receivables	7,740,579	6,970,834
Goodwill and intangible assets	2,771,297	2,788,617
Other	339,094	241,658

Total assets	$18,153,433	$16,558,469

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$8,448,094	$7,022,601
Client payables	5,313,576	5,412,981
Long-term debt	1,478,375	1,703,375
Other	758,467	689,278

Total liabilities	15,998,512	14,828,235

Stockholders’ equity	2,154,921	1,730,234

Total liabilities and stockholders’ equity	$18,153,433	$16,558,469

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Fiscal Year Ended
	Sept. 30, 2007	June 30, 2007	Sept. 29, 2006	Sept. 30, 2007	Sept. 29, 2006
Trading Activity Metrics:
Total trades (in millions)	17.4	15.4	12.8	63.1	54.2
Average commissions and transaction fees per trade	$13.00	$12.91	$12.89	$12.90	$13.61
Average client trades per day	277,852	244,823	204,480	253,440	216,970
Average client trades per account (annualized)	10.9	9.7	8.3	10.0	10.1
Activity rate	4.4%	3.9%	3.3%	4.0%	4.0%
Trading days	62.5	63.0	62.5	249.0	250.0

Net Interest Margin:
Average interest-earning assets (in billions)	$14.8	$15.4	$18.6	$14.6	$17.5
Average money market deposit account balances (in billions)	15.2	15.3	8.1	14.9	5.7

Average investable assets (in billions)	$30.0	$30.7	$26.7	$29.5	$23.2

Net interest revenue (in millions)	$143.6	$138.9	$195.8	$558.1	$696.2
Money market deposit account fee revenue (in millions)	135.7	134.6	70.7	535.4	185.0

Net revenue earned on investable assets (in millions)	$279.3	$273.5	$266.5	$1,093.5	$881.2

Net interest margin (NIM)	3.64%	3.53%	3.95%	3.65%	3.74%

Net Interest Revenue:
Segregated cash:
Average balance (in billions)	$0.3	$0.7	$6.8	$0.6	$7.2
Average annualized yield	5.10%	5.08%	5.16%	5.14%	4.44%

Interest revenue (in millions)	$4.3	$8.8	$88.6	$31.2	$324.9

Client margin balances:
Average balance (in billions)	$7.8	$7.4	$7.2	$7.5	$6.4
Average annualized yield	8.09%	8.04%	8.14%	8.07%	7.74%

Interest revenue (in millions)	$160.6	$151.2	$148.8	$615.3	$500.8

Securities borrowing:
Average balance (in billions)	$6.2	$6.8	$3.9	$6.0	$3.4
Average annualized yield	5.54%	5.39%	5.67%	5.58%	5.15%

Interest revenue (in millions)	$88.5	$92.7	$55.8	$340.4	$178.9

Other free cash and short-term investments
Average balance (in billions)	$0.5	$0.5	$0.7	$0.5	$0.5
Average annualized yield	5.47%	4.91%	5.46%	5.15%	5.26%

Interest revenue – net (in millions)	$6.4	$6.2	$8.9	$24.6	$25.3

Client credit balances:
Average balance (in billions)	$3.5	$3.5	$9.6	$3.5	$9.8
Average annualized cost	1.54%	1.52%	1.12%	1.53%	1.00%

Interest expense (in millions)	($13.8)	($13.5)	($27.0)	($53.9)	($98.9)

Securities lending:
Average balance (in billions)	$8.9	$9.2	$6.6	$8.4	$5.7
Average annualized cost	4.50%	4.60%	4.74%	4.66%	4.05%

Interest expense (in millions)	($102.4)	($106.5)	($79.3)	($399.5)	($234.8)

Net interest revenue – total (in millions)	$143.6	$138.9	$195.8	$558.1	$696.2

Other Asset-Based Revenue Metrics:
Money market deposit account fees:
Average balance (in billions)	$15.2	$15.3	$8.1	$14.9	$5.7
Average annualized yield	3.50%	3.49%	3.45%	3.53%	3.19%
Fee revenue (in millions)	$135.7	$134.6	$70.7	$535.4	$185.0

Investment product fees:
Average balance (in billions)	$54.7	$51.0	$41.3	$49.7	$29.4
Average annualized yield	0.45%	0.47%	0.48%	0.46%	0.47%
Fee revenue (in millions)	$62.4	$60.7	$50.4	$232.2	$140.7

Client Account and Client Asset Metrics:
Qualified accounts (beginning of period)	3,276,000	3,262,000	3,260,000	3,242,000	1,735,000
Qualified accounts (end of period)	3,272,000	3,276,000	3,242,000	3,272,000	3,242,000
Percentage increase (decrease) during period	(0%)	0%	(1%)	1%	87%

Total accounts (beginning of period)	6,321,000	6,230,000	6,139,000	6,191,000	3,717,000
Total accounts (end of period)	6,380,000	6,321,000	6,191,000	6,380,000	6,191,000
Percentage increase (decrease) during period	1%	1%	1%	3%	67%

Client assets (beginning of period, in billions)	$297.2	$282.2	$255.3	$261.7	$83.3
Client assets (end of period, in billions)	$302.7	$297.2	$261.7	$302.7	$261.7
Percentage increase (decrease) during period	2%	5%	3%	16%	214%
NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages and per share amounts
(Unaudited)

	Quarter Ended			Fiscal Year Ended
	Sept. 30, 2007	June 30, 2007	Sept. 29, 2006	Sept. 30, 2007	Sept. 29, 2006
Net Income Excluding Investment Gains/Losses (1)
Net income, as reported	$200,431	$158,698	$128,110	$645,900	$526,759
Adjustments:
Gain on sale of investments	(165)	—	(2,582)	(5,881)	(81,422)
Fair value adjustments of investment-related derivative instruments	—	—	—	—	11,703
Income tax effect of above adjustments	61	—	968	2,176	26,145

Net income excluding investment gains/losses	$200,327	$158,698	$126,496	$642,195	$483,185

EPS Excluding Investment Gains/Losses (1)
Diluted earnings per share, as reported	$0.33	$0.26	$0.21	$1.06	$0.95
Adjustments on a per share basis, net of income tax effect:
Gain on sale of investments	—	—	(0.01)	—	(0.09)
Fair value adjustments of investment-related derivative instruments	—	—	—	—	0.01

EPS excluding investment gains/losses	$0.33	$0.26	$0.20	$1.06	$0.87

	Quarter Ended						Fiscal Year Ended
	Sept. 30, 2007		June 30, 2007		Sept. 29, 2006		Sept. 30, 2007		Sept. 29, 2006
	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.
EBITDA and EBITDA Excluding Investment Gains (2)
EBITDA excluding investment gains	$358,934	62.4%	$303,800	56.1%	$252,951	51.8%	$1,227,701	56.4%	$933,356	51.8%
Plus: Gain on sale of investments	165	0.0%	—	—	2,582	0.5%	5,881	0.3%	81,422	4.5%

EBITDA	359,099	62.4%	303,800	56.1%	255,533	52.3%	1,233,582	56.7%	1,014,778	56.3%
Less:
Depreciation and amortization	(7,006)	(1.2%)	(6,068)	(1.1%)	(6,364)	(1.3%)	(26,237)	(1.2%)	(21,199)	(1.2%)
Amortization of acquired intangible assets	(13,625)	(2.4%)	(13,574)	(2.5%)	(13,823)	(2.8%)	(54,469)	(2.5%)	(42,286)	(2.3%)
Interest on borrowings	(27,396)	(4.8%)	(29,627)	(5.5%)	(33,630)	(6.9%)	(118,173)	(5.4%)	(93,988)	(5.2%)

Pre-tax income	$311,072	54.1%	$254,531	47.0%	$201,716	41.3%	$1,034,703	47.5%	$857,305	47.5%

	As of
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 29,
	2007	2007	2007	2006	2006
Liquid Assets (3)
Liquid assets	$592,770	$430,693	$543,211	$498,764	$499,385
Plus: Broker-dealer cash and cash equivalents	183,103	235,670	506,400	350,070	263,054
Less:
Non broker-dealer short-term investments	(76,800)	(50,000)	(37,600)	(38,725)	(65,275)
Excess broker-dealer regulatory net capital	(285,286)	(320,512)	(464,241)	(369,524)	(333,514)

Cash and cash equivalents	$413,787	$295,851	$547,770	$440,585	$363,650

Note: The term “GAAP” in the following explanations refers to generally accepted accounting principles in the United States.

(1)	Net income and earnings per share (EPS) excluding investment gains/losses are Non-GAAP financial measures as defined by SEC Regulation G. We define net income excluding investment gains/losses as net income adjusted to remove the after-tax effect of non-brokerage investment-related gains/losses. We consider net income and EPS excluding investment gains/losses important measures of our financial performance. Gains/losses on non-brokerage investments and investment-related derivatives are excluded because we believe they are not likely to be indicative of the ongoing operations of our business. Net income and EPS excluding investment gains/losses should be considered in addition to, rather than as a substitute for, GAAP net income and EPS.

(2)	EBITDA (earnings before interest, taxes, depreciation and amortization) and EBITDA excluding investment gains are considered Non-GAAP financial measures as defined by SEC Regulation G. We consider EBITDA and EBITDA excluding investment gains important measures of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for our senior credit facilities. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA excluding investment gains also eliminates the effect of non-brokerage investment-related gains and losses that are not likely to be indicative of the ongoing operations of our business. EBITDA and EBITDA excluding investment gains should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(3)	Liquid assets is considered a Non-GAAP financial measure as defined by SEC Regulation G. We define liquid assets as the sum of a) non broker-dealer cash and cash equivalents, b) non broker-dealer short-term investments and c) regulatory net capital of (i) our clearing broker-dealer subsidiaries in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiary in excess of 8 1/3% of aggregate indebtedness. We consider liquid assets an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets should be considered as a supplemental measure of liquidity, rather than as a substitute for cash and cash equivalents.